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EXHIBIT 99.1

                           CERTIFICATION (SECTION 906)

      In connection with the Quarterly Report of Second Bancorp Incorporated on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Rick L. Blossom, President and Chief Executive Officer of Second Bancorp Incorporated, and I, David L. Kellerman, Treasurer (Chief Financial Officer) of Second Bancorp Incorporated, certify, pursuant to Title 18, United States Code,
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Second Bancorp Incorporated.

Date: November 12, 2002                     /s/ Rick L. Blossom
                                            -----------------------------------
                                            President and
                                            Chief Executive Officer

Date: November 12, 2002                     /s/ David L. Kellerman
                                            -----------------------------------
                                            Treasurer (Chief Financial Officer)


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